UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700

Irvine, California  92612

     (Address of Principal Executive Offices) (Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 22, 2016, First Foundation Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a two-for-one stock split to be effected in the form of a stock dividend on the Company’s common stock. The effect of the two-for-one stock split on outstanding shares of the Company’s common stock is that stockholders of record as of the close of business on January 4, 2017, the record date, will receive one additional share of common stock for each share of common stock held.  The additional shares issued in the stock split are expected to be distributed on January 18, 2017.  A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description

99.1	Press Release dated December 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: December 22, 2016	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 22, 2016.